401(k) Plan	12 Months Ended
Dec. 31, 2018
401(k) Plan
401(k) Plan

10.  401(k) Plan

The Company sponsors a 401(k) retirement savings plan that is available to all eligible employees. The plan is intended to qualify under Section 401(k) of the Internal Revenue Code of 1986, as amended. The plan provides that each participant may contribute up to a statutory limit of their pre-tax compensation which was $18.5 for employees under age 50 and $24.5 for employees 50 and older in calendar year 2018.  Employee contributions are held in the employees’ name and invested by the plan’s trustee. The plan also permits the Company to make matching contributions, subject to established limits.  The Company elected to match a portion of employee’s contributions to the plan in the amount of $185,  $186 and $200 in 2018, 2017 and 2016, respectively.